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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                December 21, 1999
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                Date of report (date of earliest event reported)


                               ANGEION CORPORATION
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             (Exact name of registrant as specified in its charter)


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
          Minnesota                              0-17019                                   41-1579150
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  (State of Incorporation)              (Commission file number)              (I.R.S. Employer Identification No.)


350 Oak Grove Parkway, St. Paul, Minnesota                                                            55127
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            (Address of principal executive offices)                                                (Zip Code)
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                        Telephone Number: (651) 484-4874
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              (Registrant's telephone number, including area code)




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Item 2.       Acquisition or Disposition of Assets

                     On December 21, 1999, Angeion Corporation ("Angeion"),
              completed its acquisition of Medical Graphics Corporation ("Medical Graphics"). Pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among Medical Graphics, Angeion and ANG Acquisition Corp. (the "Merger Sub"), a wholly owned subsidiary of Angeion, dated as of September 22, 1999, the Merger Sub was merged with and into Medical Graphics and Medical Graphics became a wholly owned subsidiary of Angeion. Each share of Medical Graphics common stock outstanding as of the time of the merger (other than dissenters' shares) was converted into the right to receive $2.15 in cash. The aggregate cash consideration paid by Angeion in the acquisition was approximately $16.2 million. Angeion made the payment from cash reserves.

                     The terms of Merger Agreement, including the cash payment
              referred to above, were determined through negotiations between the management of Angeion and the management of Medical Graphics and were approved by the boards of directors of each of Angeion, the Merger Sub and Medical Graphics and by the shareholders of each of the Merger Sub and Medical Graphics.

                     Medical Graphics develops and manufactures cardiopulmonary products. Angeion intends to continue to use the assets acquired to conduct such business.

Item 7.       Financial statements and exhibits

      (a)     Financial Statements of Business Acquired

              The required financial statements of the business acquired are unavailable as of the date of this filing. Such financial statements will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.



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      (b)     Pro Forma Financial Information

              The required pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

      (c)    Exhibits

              2 Agreement and Plan of Merger by and among Medical Graphics Corporation, a Minnesota corporation, Angeion Corporation, a Minnesota corporation, and ANG Acquisition Corp., a Minnesota corporation, dated as of September 22, 1999. (Incorporated by reference to Exhibit 2 contained in the Company's Current Report on Form 8-K dated September 22, 1999 (File No. 0-17019)).

              99      News Release dated December 21, 1999.



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  January 5, 2000

                                      ANGEION CORPORATION
                                      (Registrant)


                                      By   /s/ Richard E. Jahnke
                                         ---------------------------------------
                                         Richard E. Jahnke
                                         President and Chief Executive Officer
                                         (principal executive officer and acting
                                         officer)





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                                INDEX TO EXHIBITS


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Exhibit No.                                                                                      Method of Filing
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
2                   Agreement and Plan of Merger by and among Medical Graphics                  Incorporated by
                    Corporation, a Minnesota corporation, Angeion Corporation, a                reference.
                    Minnesota corporation, and ANG Acquisition Corp., a
                    Minnesota corporation, dated as of September 22, 1999.
                    (Incorporated by reference to Exhibit 2 contained in
                    Angeion's Current Report on Form 8-K dated September 22,
                    1999 (File No. 0-17019)).

99                  News Release dated December 21, 1999.                                       Filed herewith.
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